Company   Cytogen Corporation        Media     Jim Wetmore
contact:  Michael Becker             contact:  Berry & Company
          President and                          Public Relations
            Chief Executive Officer           Media Relations for Cytogen
          (609) 750-8289                      (212) 253-8881
          mbecker@cytogen.com                 jwetmore@berrypr.com
          -------------------                 --------------------

          DRAXIS Health Inc.                  Gino de Jesus
          Jerry Ormiston                      Investor Relations Group
          Director Investor Relations         U.S. Investor Relations for Draxis
          (905) 677-5500 x-246                (212) 825-3210
          jormiston@draxis.com                theproteam@aol.com
          --------------------                ------------------


    Cytogen Corporation and DRAXIS Health Provide Palladium BrachySeed Update

PRINCETON, N.J. and MISSISSAUGA, ONTARIO, (January 17, 2003) Cytogen Corporation (Nasdaq: CYTO) and DRAXIMAGE Inc., the radiopharmaceutical subsidiary of DRAXIS Health Inc. (Toronto: DAX, Nasdaq: DRAX), jointly announced today that production and sales of the Palladium version of BrachySeed(TM)have been halted for an unspecified period of time.

Production and sales of the Iodine-125 version of BrachySeed are continuing unchanged.

BrachySeed Pd-103 was launched commercially by Cytogen in May 2002 and is still in its early launch phase. Cytogen and DRAXIMAGE are discussing ways to resolve issues surrounding Palladium BrachySeed production and sales.

In December 2000, Cytogen entered into a 10-year agreement with DRAXIMAGE Inc. to market and distribute BrachySeed Iodine and Palladium implants in the United States for the treatment of prostate cancer in exchange for a transfer price on seeds sold plus royalties on sales and certain milestone payments. Both companies' decision to enter the brachytherapy field together was predicated on the successful launch of both the Iodine and Palladium brachytherapy products.

About Cytogen Corporation

Cytogen Corporation of Princeton, NJ is a product-driven, oncology-focused biopharmaceutical company. Cytogen markets several products through its in-house oncology sales force: ProstaScint(R) (a monoclonal antibody-based imaging agent used to image the extent and spread of prostate cancer); BrachySeed(TM) I-125 and BrachySeed(TM) Pd-103 (two uniquely designed, next- generation radioactive seed implants for the treatment of localized prostate cancer); and NMP22(R) BladderChek(TM) (a highly accurate and convenient antibody-based point-of-care staging test for bladder cancer detection). Cytogen has also developed Quadramet(R), a skeletal targeting therapeutic radiopharmaceutical for the relief of bone pain in prostate and other types of cancer, for which the company receives royalties on product sales through Berlex Laboratories, the

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U.S.  affiliate of Schering AG Germany,  which markets the product in the United
States. Cytogen's pipeline comprises product candidates at various stages of clinical development, including fully human monoclonal antibodies and cancer vaccines based on PSMA (prostate specific membrane antigen) technology, which was exclusively licensed from Memorial Sloan-Kettering Cancer Center. Cytogen also conducts research in cell signaling through its AxCell Biosciences subsidiary in Newtown, PA. For more information, please visit the Company's website at www.cytogen.com.

About DRAXIMAGE Inc.

DRAXIMAGE discovers, develops, manufactures and markets diagnostic imaging and therapeutic radiopharmaceuticals for the global marketplace. Products currently marketed by DRAXIMAGE include a line of lyophilized technetium-99m kits used in nuclear imaging procedures, a line of imaging and therapeutic products labeled with a variety of isotopes including radioiodine, and BrachySeed(TM), a next-generation brachytherapy implant. DRAXIMAGE has several products in late-stage development, including three technetium-99m-based diagnostic imaging products: Fibrimage(R) for imaging deep vein thrombosis currently in Phase III, Amiscan(TM) for the early diagnosis of acute myocardial infarct currently in Phase II, and INFECTON(TM) for imaging infection.

About DRAXIS Health Inc.

DRAXIS Health Inc. is a specialty pharmaceutical company focused on the development, production, marketing and distribution of radiopharmaceuticals (DRAXIMAGE) and the provision of pharmaceutical contract manufacturing services, specializing in liquid and freeze-dried injectables and other sterile products (DRAXIS Pharma).

DRAXIS Safe Harbour Statement:


Except for historical information, this news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as amended, which involve risk and uncertainties that may cause actual results to differ materially from the statements made. Such factors include, but are not limited to, timely regulatory approval of the Company's products, the ability to obtain and enforce effective patents, the establishment and maintenance of new corporate alliances, compliance with appropriate governmental regulations, and other risks detailed from time-to-time in the Company's filings with the US Securities and Exchange Commission and Canadian securities authorities. The Company does not undertake to update such forward-looking statements to reflect new information, later events or developments.

Cytogen Safe Harbor Statement:

This press release contains certain "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, financial position, future revenues, projected costs, prospects, plans and objectives of management are forward-looking statements. The words "anticipates," "believes," "estimates," "expects," "intends," "may," "plans," "projects," "will," "would" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements involve a number of risks and uncertainties and investors are cautioned not to put any undue reliance on any forward-looking statement. The Company cannot guarantee that the Company will actually achieve the plans, intentions or expectations disclosed in any such forward-looking statements. The Company's actual results may differ materially from the Company's historical results of operations and those discussed in the forward-looking statements for various reasons, including, but not limited to, the Company's ability to carry out its business and financial plans, to successfully develop and commercialize acceptance of its products such as ProChart(TM), to determine and implement the appropriate strategic initiative for its AxCell Biosciences subsidiary, ability to fund development necessary for existing products and for the pursuit of new product opportunities, the risk of whether products result from development activities, protection of its intellectual property portfolio, ability to integrate in-licensed products such as BrachySeed(TM) and NMP22(R) BladderChek(TM), ability to establish and successfully complete clinical trials where required for product approval, the risk associated with obtaining the necessary regulatory approvals, shifts in the regulatory environment affecting sale of the Company's products such as third-party payor reimbursement issues, dependence on its partners for development of certain projects, the ability to obtain foreign regulatory approvals for products and to establish marketing arrangements in countries where approval is obtained, and other factors discussed in the Company's Form 10-K for the year ended December 31, 2001 and from time-to-time in the Company's other filings with the Securities and Exchange Commission. Any forward-looking statements made by the Company do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments the Company may make. The Company does not assume, and specifically disclaims, any obligation to update any forward-looking statements, and these statements represent the Company's current outlook only as of the date given.

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